EXHIBIT 1.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption "Understanding Your Investment-Experts-Independent Registered Public Accounting Firm" and to the use of our report dated May 15, 2006 in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Advisor's Disciplined Trust, Series 10 dated September 21, 2006.



                                        Grant Thornton LLP

Chicago, Illinois
September 21, 2006